EXHIBIT 99.1

United States Bankruptcy Court
Southern District of New York
X
In re:	:	Chapter 11
:
K-V Discovery Solutions, Inc. et al.,	:	Case No. 12-13346 (ALG)
:
Debtors.	X	Jointly Administered

Monthly Operating Report for the Period
December 1, 2012 to December 31, 2012

Debtors’ Address:	2280 Schuetz Road
St. Louis, Missouri 63146
Telephone: (314) 645-6600

Debtors’ Attorneys:	Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 728-8000

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee.  The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Thomas S. McHugh	January 15, 2013
Thomas S. McHugh
Chief Financial Officer
K-V Pharmaceutical Company

In re	K-V DISCOVERY SOLUTIONS, INC., et al.,	Case No.	12-13346 (ALG)

	Debtors.	Reporting Period:	12/1/12 -12/31/12

		Federal Tax I.D.#	13-1587982

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x	x
Copies of IRS Form 6123 or payment receipt (See Notes to MOR 4)			x
Copies of tax returns filed during reporting period (See Notes to MOR 4)			x
Summary of Unpaid Post-petition Debts (See Notes to MOR 4)	MOR-4		x
Listing of Aged Accounts Payable (See MOR 7)		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging (See MOR 7)	MOR-5		x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x
Makena® Performance Metrics		x

NOTES TO MONTHLY OPERATING REPORT

This MOR includes activity from the following Debtors:

Debtor	Case Number
K-V Discovery Solutions, Inc.	12-13346
K-V Pharmaceutical Company	12-13347
Ther-Rx Corporation	12-13348
K-V Generic Pharmaceuticals, Inc.	12-13349
Zeratech Technologies USA, Inc.	12-13350
Drug Tech Corporation	12-13351
K-V Solutions USA, Inc.	12-13352
FP1096, Inc.	12-13353

General Notes:
The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with GAAP.  In addition, the financial statements and supplemental information contained herein represent consolidated information.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors and exclude activity for their non-debtor subsidiaries. This information has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to changes, and these changes could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment.  The Debtors are reviewing their books and records and other information on an ongoing basis to determine whether the financial statements should be supplemented or otherwise amended.  The Debtors reserve the right to file, at any time, such supplements or amendments to the financial statements that form a part of this MOR.  The financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records.  The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein.

The unaudited consolidated financial statements contained herein have been prepared on a going concern basis and do not reflect or provide all of the possible consequences of the ongoing chapter 11 cases.  Specifically, the unaudited consolidated financial statements do not present the amount which will ultimately be paid to settle liabilities and contingencies which may be required in these cases.  As a result of the chapter 11 proceedings, the Debtors may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

Certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted.  Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period.  The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

MOR-1:
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS 1
(Dollars in thousands)
Debtor	Case Number	Cash Receipts
K-V Pharmaceutical Company	12-13347	$86,946	2
Ther-Rx Corporation	12-13348	7,655
DrugTech Corporation	12-13351	6
K-V Discovery Solutions, Inc.	12-13346	0
K-V Generic Pharmaceuticals, Inc.	12-13349	0
Zeratech Technologies USA, Inc.	12-13350	0
K-V Solutions USA Inc.	12-13352	0
FP1096, Inc.	12-13353	0
Total Cash Receipts		$94,607

Debtor	Case Number	Cash 3 Disbursements
K-V Pharmaceutical Company	12-13347	$(70,062	) 4
Ther-Rx Corporation	12-13348	(1,467)
DrugTech Corporation	12-13351	(6)
K-V Discovery Solutions, Inc.	12-13346	0
K-V Generic Pharmaceuticals, Inc.	12-13349	0
Zeratech Technologies USA, Inc.	12-13350	0
K-V Solutions USA Inc.	12-13352	0
FP1096, Inc.	12-13353	0
Total Cash Disbursements		$(71,535)

Notes
1 –
Cash is received and disbursed by the Debtors as described in the Debtors’ motion to approve continued use of their cash management system (which motion was granted on an interim basis pursuant to an order entered by the Bankruptcy Court on August 7, 2012 and on a second interim basis pursuant to an order entered by the Bankruptcy Court on September 28, 2012) and is consistent with the Debtors’ historical cash management practices.  All amounts listed are the balances reported by the bank as of the end of the reporting period.  Copies of bank statements will be provided upon reasonable request in writing to counsel for the Debtors.

2 –
Cash receipts for K-V Pharmaceutical Company during the month of December 2012 include $85,000 under the Debtors’ debtor-in-possession financing facility (the “DIP Facility”), which was approved pursuant to an order of the Bankruptcy Court entered on December 27, 2012 [Docket No. 497].  The net proceeds of the DIP Facility are held in an account (the “DIP Account”) in the name of Silver Point Finance, LLC, the agent for the DIP Facility.

3 –	Cash disbursements during the month of December 2012 include $1,095 of outstanding checks.
4 –
Cash disbursements for K-V Pharmaceutical Company during the month of December 2012 include a $60,000 payment to Hologic Inc. pursuant to the settlement agreement between the Debtors and Hologic Inc. (the “Hologic Settlement Agreement”), which was approved pursuant to an order of the Bankruptcy Court entered on December 27, 2012 [Docket No. 498], and $3,900 in fees and expenses incurred in connection with entry into the DIP Facility.

MOR-1 (CON’T):
BANK RECONCILIATIONS 1, 2, 3, 4, 5
(Dollars in thousands)

Debtor	Case Number	Bank and Account Description	Bank Account No. Ending In		Bank Balance
K-V Pharmaceutical Company	12-13347	Fifth Third Money Market / Investment Account.	1225		21,688
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Operating Account	9158		13,302
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / PDI Escrow Account	1876	6	1,819
K-V Pharmaceutical Company	12-13347	Commerce Bank / Deposit Account	6373	7	1,025
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Nesher Escrow Account	0383		501
K-V Pharmaceutical Company	12-13347	Commerce Bank / Certificate of Deposit	2433		150
K-V Pharmaceutical Company	12-13347	AMEX Centurion Bank / Certificate of Deposit	8420		60
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Utility Deposit	0479	8	2
Drug Tech Corporation	12-13351	Wells Fargo Bank/ DrugTech Operating Acct	6823		6
Drug Tech Corporation	12-13351	US Bank / DrugTech Custody Account	3256		4
					$38,557

Notes
1 –
The Debtors have not included copies of their bank statements or cash disbursement journals due to the voluminous nature of these reports.  Copies of the Debtors’ bank statements and cash disbursement journals will be provided upon reasonable request in writing to counsel for the Debtors.

2 –	The Debtors reconcile their bank accounts on a monthly basis.
3 –	The Debtors have excluded accounts with no balance as of the end of the reporting period.
4 –	The Debtors’ bank balances exclude $1,142 of outstanding checks.
5 –
During this reporting period, the Debtors opened a bank account in the name of K-V Pharmaceutical Company with Fifth Third Bank (“Deposit account”, bank account no. ending in 0941).  That account had a zero balance at the end of the current reporting period and is not listed on the Bank Reconciliations schedule.

6 –	This account was inadvertently identified in the Debtors’ motion to approve continued use of their cash management system as ending in 4187.
7 –	During this reporting period, the Debtors opened a bank account in the name of K-V Pharmaceutical Company with Commerce Bank.
8 –
The Debtors opened this bank account post-petition on August 28, 2012 in accordance with the order of the Bankruptcy Court, entered on August 23, 2012, that, among other things, established procedures for providing deposits to the Debtors’ utility service providers that request adequate assurance of payment and deemed such utility service providers to have adequate assurance of payment.

MOR-2:

CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited; Dollars in thousands)

For the Month Ended December 31, 20121
Net revenues	$6,984
Cost of sales	254
Gross profit	6,730

Research and development	690
Selling and administrative	4,580
Operating expenses	5,270
Operating income	1,460

Gain on debt extinguishment 2	(34,937)
Interest, net and other	(674)
Reorganization items, net	2,968
Total other (income), net	(32,643)

Income from continuing operations before income taxes	34,103
Income tax provision	1,008
Net income from continuing operations	$33,095

Gain on sale of discontinued operations 3	6,540
Net income	$39,635
Notes
1 –
The Debtors prepare their income statement on an accrual basis.  Accordingly, the Debtors’ Statement of Operations, as set forth in this MOR, reflects the results of the Debtors’ operations for the month of December 2012.

2 –
The gain on debt extinguishment reflects the net difference between the previously estimated Hologic liability recorded on the Debtors’ balance sheet and the $60,000 payment in satisfaction thereof under the Hologic Settlement Agreement, which was approved pursuant to an order of the Bankruptcy Court entered on December 27, 2012 [Docket No. 498].  Previously, the liability was included in Total Liabilities Subject to Compromise on the Debtors’ consolidated balance sheet.

3 –
The gain on sale of discontinued operations reflects the reporting of the Settlement Agreement with Nesher Pharmaceuticals (USA), LLC and Zydus Pharmaceuticals (USA), Inc. which was approved pursuant to an order of the Bankruptcy Court entered on November 16, 2012 [Docket No. 383] and consummated when the funds were released from escrow on December 4, 2012.  Previously, this amount was recorded as a deferred gain on the Debtors’ consolidated balance sheet.

MOR-3:
CONSOLIDATED BALANCE SHEET
(Unaudited; Dollars in thousands)

As of December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$34,883
Restricted cash	2,380
Undrawn DIP Facility proceeds	21,950
Receivables, net	13,722
Inventories, net	5,688
Other current assets	8,103
Income taxes receivable	382
Total Current Assets	87,108
Property and equipment, less accumulated depreciation	1,764
Intangible assets, net	116,293
Other assets	15,275
Total Assets	$220,440

LIABILITIES
LIABILITIES NOT SUBJECT TO COMPROMISE:
Current Liabilities:
Accounts payable	$3,622
Accrued expenses	24,232
Other current liabilities	2,359
Debtor-in-Possession Financing 1	85,000
Total Current liabilities	115,213
Total Liabilities not subject to compromise	115,213
Total liabilities subject to compromise	579,416
Total Liabilities	694,629

SHAREHOLDERS' DEFICIT
Preferred Stock	0
Class A Common Stock	643
Class B Common Stock	112
Additional paid-in capital	206,033
Accumulated deficit	(623,568)
Less: Treasury stock	(57,409)
Total Shareholders' Deficit	(474,189)
Total Liabilities and Shareholders' Deficit	$220,440

Notes
1 –	Debtor-in-Possession Financing in the amount of $85,000 is reflective of the Debtors’ DIP Facility, which was approved pursuant to an order of the Bankruptcy Court entered on December 27, 2012.

MOR-4:
STATUS OF POST-PETITION TAXES 1, 2
(Dollars in thousands)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$0	$201	$(201)	$0
FICA-Employee	0	43	(43)	0
FICA-Employer	0	56	(56)	0
Total Federal Taxes	$0	$300	$(300)	$0

State and Local
Withholding	$0	$57	$(57)	$0
Sales Tax	10	0	0	10
Real Property	10	0	0	10
Personal Property	34	0	(13)	21
Franchise Tax	(15)	20	0	5
Total State and Local	$39	$77	$(70)	$46
Total Taxes	$39	$377	$(370)	$46

Notes
1 -
The Debtors have not annexed copies of tax returns filed with various taxing authorities during the current reporting period to this MOR, nor have they included the Debtors’ IRS Form 6123 with this MOR.  Copies of such tax returns and IRS Form 6123 will be provided upon reasonable request in writing to counsel for the Debtors.

2 -	The Debtors believe they are paying all undisputed taxes and preparing and filing all tax returns when due or obtaining extensions where necessary.

MOR-4 (CON’T):
SUMMARY OF UNPAID POST-PETITION DEBTS 1
(Dollars in thousands)

Description	Amount

0 - 30 days old	$3,622

31+ days old	0

Total Vendor Accounts Payable Post-petition	$3,622

Notes
1 -	The Debtors believe they are paying all undisputed post-petition obligations according to terms.

MOR-5:
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Dollars in thousands)

Description	Amount

0 - 30 days old	$13,626

31 - 60 days old	41

61 - 90 days old	16

90+ days old	993

Total Customer Accounts Receivable	$14,676

Customer Allowances	(954)

Total Accounts Receivable	$13,722

MOR-6:
PAYMENTS TO INSIDERS AND PROFESSIONALS
(Dollars in thousands)

INSIDERS
Name	Type of Payment 1	Current Month Amount Paid	Total Paid Since August 4, 2012 2
Christmas, Patrick	Salary/Expenses	$19	$104
Divis, Gregory	Salary/Expenses	33	151
McHugh, Thomas	Salary/Expenses	19	107
Hermelin, David	Director Fees/Expenses	53	84
Dow, Mark	Director Fees/Expenses	58	92
Total		$182	$538
Notes
1 –	Additional detail concerning payments to the Debtors’ insiders will be provided upon reasonable request in writing to counsel for the Debtors.
2 –
 This table lists only those insiders who received a payment during the current reporting period.  Additional insiders have received payments during the Debtors’ chapter 11 cases.  For information regarding the total amount paid to such insiders during the Debtors’ chapter 11 cases, please refer to previously filed MORs.

PROFESSIONALS 1
Name	Date of Court Order Authorizing Payment	Amount Requested 2	Current Month Amount Paid		Total Paid To Date 3	Total Incurred & Unpaid
Alston & Bird, LLP	September 14, 2012	$0	$31		$174	$0
Arnall Golden Gregory, LLP	October 10, 2012	17	0		0	21
Duff & Phelps, LLC	October 10, 2012	126	102		266	192
Epiq Bankruptcy Solutions	September 27, 2012	0	0		148	7
Ernst & Young, LLP	September 28, 2012	3	0		0	4
Fortgang Consulting	September 14, 2012	0	0		0	0
Houlihan & Lokey Capital, Inc.	September 14, 2012	154	154		781	154
Jefferies & Company, Inc.	October 10, 2012	340	850	4	850	340
Stroock, Stroock & Lavan, LLP	October 10, 2012	674	263		475	464
Weil, Gotshal & Manges, LLP	September 27, 2012	0	707		1,088	0
Willkie, Farr & Gallagher, LLP	September 27, 2012	701	713		1,885	1,157
Total		$2,015	$2,820		$5,667	$2,339
Notes
1 –
Represents professional services exclusive of those rendered by professionals retained by the Debtors pursuant to the September 27, 2012 order of the Bankruptcy Court authorizing the Debtors to employ and retain professionals utilized in the ordinary course of business professional service providers.

2 –	Represents amounts requested during the current reporting period.
3 –	Represents payments made from the date of the Bankruptcy Court’s order authorizing each firm’s retention.
4 –	The $850 paid to Jefferies & Company, Inc. was on account of fees incurred in connection with the Debtors’ entry into the DIP Facility.

MOR-6 (CON’T):

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS1
(Dollars in thousands)
Name of Creditor	Scheduled Monthly Payment Due	Amount Paid During Month
Building lease payable	$42	$42

Total Payments		$42

Notes
1 -
The Debtors’ schedule of lease payments, as set forth in this MOR, only reflects payments made pursuant to the Debtors’ real property lease.  Immaterial leases of personal property are not included in this MOR-6.

MOR-7:
DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wages payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any US Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Explanations
2
For administrative purposes, the net proceeds of the DIP Facility are being held in the DIP Account in the name of Silver Point Finance, LLC, the agent for the DIP Facility.  Funds disbursed from the DIP Account (including such funds paid to Hologic, Inc. pursuant to the Hologic Settlement Agreement) were disbursed in accordance with the terms of the DIP Facility.

6
Pursuant to various orders entered by the Bankruptcy Court, the Debtors were authorized to pay certain pre-petition employee salary and benefit obligations, as well as certain pre-petition vendor, warehousemen and common carrier obligations.  The Bankruptcy Court also approved the Debtors’ motion to honor certain prepetition obligations to their customers.

13
The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed-upon terms specific to each vendor and/or service provider.  Any aged amounts represent items subject to valid disputes and certain items which have been paid subsequent to the end of this reporting period.

15
On December 27, 2012, the Bankruptcy Court entered an order authorizing Debtor K-V Pharmaceutical Company, as borrower, to enter into the DIP Facility.  K-V Pharmaceutical Company’s obligations under the DIP Facility are guaranteed by each of the other Debtors.

MAKENA® PERFORMANCE METRICS

Makena® (hydroxyprogesterone caproate injection) is the Debtors’ single-most valuable product.  The information below addresses certain key performance metrics related to Makena®.  The amounts shown are based on estimates and are subject to change.  Gross revenues are preliminary and unaudited, and are not prepared in accordance with GAAP.

Three Months Ended	Gross Revenues ($ in thousands)(1)	Total Prescriptions (2)	Vials Shipped to Customers (3)
9/30/2011	$1,318	1,255	382
12/31/2011	$1,670	1,687	484
3/31/2012	$6,396	2,240	1,854
6/30/2012	$13,393	2,577	3,882
9/30/2012	$13,006	3,046	3,770
12/31/2012	$23,495	3,438	6,810

Notes:
(1) Amounts shown are estimated based on the number of vials shipped and list price/vial.
(2) Represents total prescriptions reported to the Debtors and does not include cancellations.
(3) Represents paid vials shipped to the Debtors' customers, which include specialty pharmacies and distributors.